UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2024

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Sky Harbour Group Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 22, 2024.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1 (Election of Directors) - The Company’s stockholders elected the following seven persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2025, or until his or her respective successor is duly elected and qualified. The following table sets forth the voting results for each director nominee:

Director
Nominee	For	Against	Abstain	Broker Non-Votes

Tal Keinan	63,927,001	67,099	56,641	952,861
Walter Jackson	64,043,317	5,463	1,961	952,861
Alethia Nancoo	64,044,127	4,871	1,743	952,861
Alex B. Rozek	64,042,109	6,672	1,960	952,861
Lysa Leiponis	64,042,332	6,667	1,742	952,861
Nick Wellmon	64,043,413	5,368	1,960	952,861
Jordan Moelis	64,044,514	4,267	1,960	952,861

Proposal 2 (Ratification of EisnerAmper LLP) - The Company’s stockholders approved the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The following table sets forth the voting results for this proposal:

For	Against	Abstentions
64,998,819	3,369	1,414

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARBOUR GROUP CORPORATION

Dated: June 6, 2024	By:	/s/ Tal Keinan
Tal Keinan
Chief Executive Officer